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Scudder Strategic Income Fund

Classes A, B and C

Semiannual Report

April 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Strategic Income Fund	Nasdaq Symbol	CUSIP Number
Class A	KSTAX	81123J-100
Class B	KSTBX	81123J-209
Class C	KSTCX	81123J-308

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary April 30, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Strategic Income Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A	5.92%	8.30%	.47%	2.88%	6.42%
Class B	5.73%	7.37%	-.45%	1.92%	5.38%(a)
Class C	5.81%	7.61%	-.20%	2.16%	5.61%(a)
Lehman Brothers Government/Corporate Bond Index+	-.99%	7.48%	6.75%	7.55%	7.53%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/02	$ 4.40	$ 4.40	$ 4.43
10/31/01	$ 4.33	$ 4.33	$ 4.36
Distribution Information: Six Months: Income Dividends	$ .19	$ .17	$ .18
April Income Dividend	$ .0310	$ .0280	$ .0288
SEC 30-day Equivalent Yield++	8.29%	7.84%	8.02%
Current Annualized Distribution Rate (based on Net Asset Value)++	8.45%	7.64%	7.80%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - Multi-Sector Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	9	of	127	8
3-Year	101	of	117	86
5-Year	61	of	79	77
10-Year	6	of	13	43

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Strategic Income Fund - Class A -- Lehman Brothers Government/Corporate Bond Index+

Yearly periods ended April 30

Comparative Results (Adjusted for Sales Charge)
Scudder Strategic Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,342	$9,685	$11,007	$17,786
	Average annual total return	3.42%	-1.06%	1.94%	5.93%
Class B(c)	Growth of $10,000	$10,440	$9,710	$10,923	$16,885(a)
	Average annual total return	4.40%	-.98%	1.78%	5.38%(a)
Class C(c)	Growth of $10,000	$10,761	$9,940	$11,127	$17,266(a)
	Average annual total return	7.61%	-.20%	2.16%	5.61%(a)
Lehman Brothers Government/ Corporate Bond Index+	Growth of $10,000	$10,748	$12,164	$14,392	$20,663
	Average annual total return	7.48%	6.75%	7.55%	7.53%

The growth of $10,000 is cumulative.

a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Strategic Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

After six quarters of gross domestic product (GDP) growth averaging below 1 percent and negative returns in the stock market, we believe momentum is building for an economic and market recovery.

Economists have been looking to consumer and business spending as signs that the economy is recovering. Consumer spending, which never decreased significantly, remains strong - thanks, in part, to fiscal policy (such as tax cuts) and monetary policy (such as low interest rates). And business spending, which had been low, is beginning to turn around as demand for goods stabilizes and corporate profits improve.

Despite these positives, there are some problems that could hinder a robust recovery. Consumers may be spending too much money, and may cut back consumption, which will tend to limit the economic growth. And business spending (on capital, such as equipment) probably won't increase to the levels it reached in the 1990s, because such goods are still expensive. As a result, a sustained return to the rate of economic growth of the late 1990s - 4 percent to 4.5 percent - seems unlikely.

Still, we expect the United States to return to growth of 3 percent to 3.5 percent - and given that the recovery is on a solid footing, the Federal Reserve Board is unlikely to maintain low interest rates. Although the policymakers are unlikely to move immediately or aggressively, we anticipate that they will slowly begin raising rates by their June meeting. And they'll likely continue adjusting rates over the subsequent six to 12 months. The federal funds rate, currently 1.75 percent, may reach 3 percent or so by late 2002 and then 4.5 percent to 5 percent by mid-2003.

Because interest rates and bond prices are inversely correlated (i.e., they tend to move in opposite directions), many investors expect bond prices to decrease as the Fed raises interest rates. But bond prices have actually already decreased in anticipation of rising interest rates - and are now "discounted" as much as we expect them to be throughout 2002. Coupon rates on bonds, however, tend to move in the same direction as interest rates. As a result, we expect short- and intermediate-term rates on bonds to increase over the next year or so. However, rates on longer-term bonds probably won't rise much further. This would result in positive total return.

Economic Guideposts Data as of 4/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We can expect improvement in the stock market as well. Corporate profits bottomed last fall, and should continue improving through 2002 and 2003. Corporate profits should grow faster than the economy over the next year or two (as they usually do in the early stages of a recovery). This creates a much better backdrop for stock prices, and, as a result, the stock market in general. We should see stock returns in the mid to high single digits this year.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you which direction the economy and markets are going in. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 16, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Jan C. Faller, lead portfolio manager of Scudder Strategic Income Fund, discusses market conditions and the fund's investment strategy during the six-month period ended April 30, 2002.

Q: How did the fund perform over the six months ended April 30, 2002?

A: The fund's Class A shares (unadjusted for sales charge) provided a total return of 5.92 percent over the past six months, compared with a 3.18 percent return for the average multisector income fund (a fund that can invest in U.S. government, U.S. corporate and foreign bonds) as tracked by Lipper, Inc., and a -0.99 percent return for its benchmark, the unhedged Lehman Brothers Government/
Corporate Bond Index, a group of investment-grade bonds that vary in maturity and quality.

Q: How did the fixed-income environment affect the fund over the past six months?

A: The fixed-income environment was quite favorable for the fund during the period. Three particular aspects produced the positive performance for the fund: (1) an improving high-yield environment, (2) strong emerging markets, and (3) weak performance from U.S. Treasury bonds.

The fund held a significant amount of high-yield securities during the period - approximately 41 percent of assets. Prices of high-yield securities were already low prior to the September 11 attacks because of a weakening economy, and declined further following that event. Since then, they have recovered significantly as the economy, which appears to have reached a trough in the fourth quarter, has been recovering steadily, if slowly, since. While certain industries have struggled in the high-yield sector, in general, the performance of below-investment-grade securities has been particularly strong.

Emerging markets had a strong six months as well, even outperforming high yield. The fund's exposure to this sector was approximately 23 percent of assets during the past six months. Generally improving economic fundamentals, coupled with global economic stabilization and increasing oil prices, bolstered emerging markets debt performance over that time. The technical environment, in which there was little supply to meet the increasing demand for higher-income securities, also made emerging markets perform strongly.

While evidence of recovery was beneficial for low-quality credits, interest rates also rose in response. The yield curve steepened as market participants began to price in the expectation that the Federal Reserve Board would begin a tightening monetary policy sometime later in 2002. While the need for the Fed to begin raising short-term rates still seems some time away, the curve clearly indicates that the next move will be a shift away from the current accommodative stance. The fund maintained a relatively small allocation in U.S. Treasuries, which kept it from suffering in the face of rising yields.

Q: What were some of the other factors affecting the fund's performance?

A: Two additional factors, one defensive and one positive, played a role in performance. The defensive benefit came from having the Japanese bond holdings fully hedged back into U.S. dollars. The yen weakened dramatically in the past six months as the extent of the Japanese economic malaise became ever more apparent. Our hedge prevented the weakening yen from having a negative impact on the performance of the portfolio.

The positive impact was from country selection in emerging markets. The fund avoided the Argentina default entirely and was cautious toward Brazil because of concerns of contagion to other countries. Instead, the emerging-markets exposure came largely from holdings in Russia and Mexico. Both countries performed well due to rising oil prices and technical demand. Further bolstering Russia's returns was the improving economic and political environment within the country. Mexico, meanwhile, gained a further boost from the U.S. recovery, which has had a positive spillover effect. An additional boost for both Mexico and Russia was the upgrades both received from major rating agencies over the past six months.

Q: How has improving global growth affected your strategy?

A: The largest impact of renewed growth has been to make us more cautious about interest rate risk in the portfolio. We have sought to reduce the duration of U.S. Treasuries that we hold as further evidence of potential Fed tightening has become apparent. While we also see moderate recovery in Europe, the less-accommodative stance of the European Central Bank means we are less concerned about the degree of potential monetary tightening there. And while Japan's economy remains exceedingly weak, the low absolute yields combined with high outstanding debt levels keep us cautious toward that country.

Secondarily, improving global growth has led us to be more cautious about increasing high-yield exposure. High-yield bonds responded very positively to initial indications of recovery; however, the market has gotten ahead of the business cycle, and we believe it will require significant further economic improvement for the sector to rally appreciably. The potential for income led us to maintain our current exposure, but the likelihood of limited further returns prevents us from taking a more aggressive allocation.

Q: What is your outlook and strategy going forward?

A: As noted, our outlook is cautious for the high-yield sector. Current weakness in U.S. equities and uncertainty about the pace of economic recovery both lead us to be watching developments in the sector closely. The backdrop of accounting scandals bolsters this concern. The U.S. dollar is also very much in our sights. Overseas investors also see equity weakness, accounting headlines and the meager recovery in the United States, making them less enamored of U.S. capital markets. This has slowed capital flows into the U.S. dollar. Should this trend continue, and further economic growth become apparent elsewhere around the globe, we would likely reduce the hedges on our non-U.S. dollar holdings, in an effort to gain a benefit from a weaker dollar.

Emerging markets have performed very well recently. Because of that strong run, we could reduce the risk in anticipation of a market pullback. Our attitude toward emerging markets is similar to that toward high yield, in that we would likely maintain a relatively consistent exposure to the sector for the purposes of generating attractive income, and we would consider moving to higher-quality credits in an effort to protect the fund from a potential market pullback.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2002

Portfolio Composition	4/30/02	10/31/01

High-Yield Corporate Bonds	41%	42%
Emerging Markets Bonds	23%	18%
Foreign Currency Bonds	19%	20%
U.S. Treasury Obligations	7%	13%
Cash and Equivalents	4%	2%
Other	6%	5%
	100%	100%

Quality	4/30/02	10/31/01

AAA	24%	27%
AA	7%	8%
BBB	9%	8%
BB	8%	11%
B	41%	39%
CCC and CC	8%	7%
Below CC	3%	-
	100%	100%

Interest Rate Sensitivity	4/30/02	10/31/01

Average maturity	8.5 years	9.1 years
Average duration	5.0 years	5.5 years

Portfolio Composition, Quality and Interest Rate Sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2002 (Unaudited)

	Principal Amount (d)	Value ($)
Corporate Bonds 40.6%
Communications 6.5%
Alamosa Holdings, Inc., Step-up Coupon, 0% to 2/15/2005, 12.875% to 2/15/2010	440,000	211,200
Allegiance Telecom, Inc., Series B, Step-up Coupon, 0% to 2/15/2003, 11.75% to 2/15/2008	1,640,000	307,500
American Tower Corp., 9.375%, 2/1/2009	1,630,000	1,157,300
Avaya, Inc., 11.125%, 4/1/2009	260,000	247,000
Charter Communications, Inc.: Step-up Coupon, 0% to 1/15/2005, 11.75% to 1/15/2010	70,000	47,425
Step-up Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011	1,500,000	937,500
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	2,250,000	1,282,500
Crown Castle International Corp.: 10.75%, 8/1/2011	600,000	552,000
Step-up Coupon, 0% to 11/15/2002, 10.625% to 11/15/2007	1,190,000	1,059,100
FairPoint Communications, Inc., 12.5%, 5/1/2010	1,400,000	1,358,000
Global Crossing Holdings Ltd.: 9.125%, 11/15/2006*	350,000	5,250
8.7%, 8/1/2007*	270,000	4,725
ICG Holdings, Inc., 13.5%, 9/15/2005*	4,765,000	238,250
Impsat Fiber Networks, 12.375%, 6/15/2008*	1,765,000	70,600
Level 3 Communications, Inc., 11.0%, 3/15/2008	480,000	216,000
MGC Communications, Inc., 13.0%, 10/1/2004	2,250,000	900,000
Nextel Communications, Inc., Step-up Coupon, 0% to 9/15/2002, 10.65% to 9/15/2007	7,310,000	5,244,925
Nextlink Communications, Inc.: 12.5%, 4/15/2006*	635,000	86,519
Step-up Coupon, 0% to 4/15/2003, 9.45% to 4/15/2008*	930,000	109,275
Step-up Coupon, 0% to 6/1/2004, 12.25% to 6/1/2009*	1,070,000	109,675
SBA Communications Corp.: 10.25%, 2/1/2009	6,000,000	4,320,000
Step-up Coupon, 0% to 3/1/2003, 12.0% to 3/1/2008	1,160,000	707,600
Spectrasite Holdings, Inc.:
Step-up Coupon, 0% to 4/15/2004, 11.25% to 4/15/2009	320,000	107,200
Step-up Coupon, 0% to 7/15/2003, 12.0% to 7/15/2008	2,580,000	941,700
Sprint Capital Corp., 8.375%, 3/15/2012	1,000,000	984,533
Telecorp PCS, Inc., Step-up-Coupon, 0% to 4/15/2004, 11.625% to 4/15/2009	397,000	355,315
Teligent, Inc., Series B, Step-up Coupon, 0% to 3/1/2003, 11.5% to 3/1/2008*	740,000	74
Tritel PCS, Inc.: 10.375%, 1/15/2011	1,293,000	1,435,230
Step-up Coupon, 0% to 5/15/2004, 12.75% to 5/15/2009	1,150,000	1,029,250
Triton PCS, Inc., Step-up Coupon, 0% to 5/1/2003, 11.0% to 5/1/2008	4,500,000	3,960,000
		27,985,646
Construction 1.8%
Congoleum Corp., 8.625%, 8/1/2008	1,650,000	1,326,188
D.R. Horton, Inc., 9.75%, 9/15/2010	600,000	630,000
Dimac Corp., 12.5%, 10/1/2008*	1,980,000	19,800
Hovnanian Enterprises, Inc., 9.125%, 5/1/2009	920,000	940,700
Nortek, Inc., 9.875%, 6/15/2011	1,330,000	1,353,275
Schuler Homes, Inc., 10.5%, 7/15/2011	850,000	913,750
Standard-Pacific Corp., 9.25%, 4/15/2012	50,000	50,750
WCI Communities, Inc.: 9.125%, 5/1/2012	210,000	211,050
10.625%, 2/15/2011	2,080,000	2,236,000
		7,681,513
Consumer Discretionary 9.9%
Advantica Restaurant Co., 11.25%, 1/15/2008	485,216	374,829
AFC Enterprises, Inc., 10.25%, 5/15/2007	3,240,000	3,414,150
Ameristar Casino, Inc., 10.75%, 2/15/2009	2,440,000	2,708,400
Avondale Mills, Inc., 10.25%, 5/1/2006	170,000	159,800
Boca Resorts, Inc., 9.875%, 4/15/2009	3,330,000	3,513,150
DIMON, Inc., 9.625%, 10/15/2011	150,000	158,250
Eldorado Resorts LLC, 10.5%, 8/15/2006	1,120,000	1,089,200
Finlay Enterprises, Inc., 9.0%, 5/1/2008	1,290,000	1,238,400
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	710,000	688,700
Guitar Center Management, 11.0%, 7/1/2006	3,297,000	3,400,031
Hasbro, Inc., 8.5%, 3/15/2006	1,500,000	1,541,250
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	1,748,000	1,791,700
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	720,000	720
Krystal, Inc., 10.25%, 10/1/2007	2,450,000	1,889,563
Mandalay Resort Group: 6.45%, 2/1/2006	330,000	325,050
9.5%, 8/1/2008	500,000	551,250
MGM Mirage, Inc.: 8.5%, 9/15/2010	2,440,000	2,599,025
9.75%, 6/1/2007	2,370,000	2,612,925
National Vision, Inc., 12.0%, 3/30/2009	3,622,145	2,861,495
Park Place Entertainment, Inc., 9.375%, 2/15/2007	1,520,000	1,626,400
Rent-A-Center, Inc., 11.0%, 8/15/2008	1,200,000	1,284,000
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	1,255,958	1,042,445
Russell Corp., 9.25%, 5/1/2010	470,000	484,100
Sealy Mattress Co., Series B, Step-up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	2,925,000	2,946,938
Station Casinos, Inc., 9.875%, 7/1/2010	600,000	651,750
United Rentals, Inc.:
Series B, 8.8%, 8/15/2008	3,000,000	3,015,000
Series B, 9.0%, 4/1/2009	600,000	612,000
		42,580,521
Consumer Staples 0.7%
Fleming Companies, Inc., 10.125%, 4/1/2008	1,440,000	1,512,000
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	1,435,000	1,492,400
		3,004,400
Durables 1.0%
Call-Net Enterprises, Inc., 10.625%, 12/31/2008	245,495	184,121
DeCrane Aircraft Holdings, Inc., 12.0%, 9/30/2008	2,400,000	2,208,000
Fairchild Corp., 10.75%, 4/15/2009	620,000	353,400
Lear Corp., Series B, 8.11%, 5/15/2009	600,000	624,750
Navistar International Corp., 9.375%, 6/1/2006	610,000	640,500
Sonic Automotive, Inc., 11.0%, 8/1/2008	230,000	247,250
		4,258,021
Energy 1.5%
Chesapeake Energy Corp., 8.125%, 4/1/2011	600,000	600,000
Continental Resources, Inc., 10.25%, 8/1/2008	1,050,000	945,000
Hurricane Hydrocarbons, 12.0%, 8/4/2006	210,000	213,150
Key Energy Services, Inc., 14.0%, 1/15/2009	403,000	467,984
Mariner Energy, Inc., Series B, 10.5%, 8/1/2006	1,930,000	1,833,500
Nuevo Energy Co., 9.375%, 10/1/2010	340,000	338,300
Parker Drilling Co., 9.75%, 11/15/2006	920,000	945,300
Pen Holdings, Inc., 9.875%, 6/15/2008*	335,000	104,269
Pioneer Natural Resource, 7.5%, 4/15/2012	100,000	99,342
Tesoro Petroleum Corp., 9.625%, 11/1/2008	200,000	204,500
Transocean Sedco Forex, Inc., 9.5%, 12/15/2008	250,000	292,500
Westport Resources Corp., 8.25%, 11/1/2011	350,000	360,500
		6,404,345
Financial 0.4%
Corrections Corp. of America, 9.875%, 5/1/2009	210,000	216,825
FRD Acquisition, Series B, 12.5%, 7/15/2004*	230,000	18,400
HMH Properties, Inc., Series B, 7.875%, 8/1/2008	1,810,000	1,778,325
		2,013,550
Health 0.7%
Dade International, Inc., 11.125%, 5/1/2006*	480,000	475,200
HCA, Inc., 8.75%, 9/1/2010	600,000	670,345
Healthsouth Corp., 7.0%, 6/15/2008	310,000	303,025
Magellan Health Services, Inc., 9.0%, 2/15/2008	520,000	442,000
Mariner Post-Acute Network, Inc., Series B, Step-up Coupon, 0% to 11/1/2002, 10.5% to 11/1/2007*	5,020,000	25,100
Res-Care, Inc., 10.625%, 11/15/2008	1,310,000	1,224,850
		3,140,520
Manufacturing 8.5%
Atlantis Group, Inc., 11.0%, 2/15/2003	718,000	718,000
Berry Plastics Corp., 12.25%, 4/15/2004	505,000	510,050
BPC Holdings Corp., 12.5%, 6/15/2006	4,520,707	4,656,328
Day International Group, Inc., 11.125%, 6/1/2005	1,830,000	1,830,000
Eagle-Picher Holdings, Inc., 9.375%, 3/1/2008	1,960,000	1,617,000
Equistar Chemicals LP: 8.75%, 2/15/2009	570,000	527,816
10.125%, 9/1/2008	1,090,000	1,073,650
Flowserve Corp., 12.25%, 8/15/2010	442,000	499,460
Foamex LP, 13.5%, 8/15/2005	810,000	822,150
Fonda Group, 9.5%, 3/1/2007	3,270,000	2,616,000
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	270,000	1,350
Grove Investors, Inc., 14.5%, 5/1/2010*	996,744	0
GS Technologies Operating Co., Inc.: 12.0%, 9/1/2004*	470,000	42,300
12.25%, 10/1/2005*	1,260,000	31,500
Hayes Lemmerz International, Inc., 11.875%, 6/15/2006*	1,080,000	729,000
ISP Chemco, Series B, 10.25%, 7/11/2011	1,750,000	1,837,500
Knoll, Inc., 10.875%, 3/15/2006	378,000	362,880
Louisiana Pacific Corp., 10.875%, 11/15/2008	1,210,000	1,306,800
Lyondell Chemical Co., 9.5%, 12/15/2008	470,000	460,600
Millennium America, Inc., 9.25%, 6/15/2008	700,000	710,500
Motors and Gears, Inc., 10.75%, 11/15/2006	790,000	758,400
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	2,200,000	22,000
Plastipak Holdings Inc., 10.75%, 9/1/2011	900,000	984,375
Riverwood International Corp.: 10.25%, 4/1/2006	90,000	93,075
10.875%, 4/1/2008	3,815,000	3,977,138
Stone Container Corp., 9.75%, 2/1/2011	1,790,000	1,924,250
Terex Corp., Series B, 10.375%, 4/1/2011	3,710,000	4,062,450
Terra Capital, Inc., 12.875%, 10/15/2008	2,760,000	2,818,650
Texas Petrochemicals Corp., 11.125%, 7/1/2006	1,300,000	1,105,000
Xerox Corp., 9.75%, 1/15/2009	700,000	658,000
		36,756,222
Media 5.2%
Adelphia Communications Corp.: 7.75%, 1/15/2009	250,000	195,625
7.875%, 5/1/2009	110,000	86,075
American Lawyer Media, Inc., 9.75%, 12/15/2007	160,000	132,000
Avalon Cable Holding LLC, Step-up Coupon 0% to 12/1/2003, 11.875% to 12/1/2008	1,760,000	1,445,400
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	4,260,000	3,983,100
CSC Holdings, Inc., Series B, 8.125%, 8/15/2009	600,000	588,673
EchoStar DBS Corp.: 9.25%, 2/1/2006	1,090,000	1,119,975
9.375%, 2/1/2009	550,000	573,375
Frontiervision LP, 11.0%, 10/15/2006	1,200,000	1,164,000
Insight Communications, Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	1,690,000	1,077,375
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	1,070,000	771,738
Nextmedia Operating, Inc., 10.75%, 7/1/2011	860,000	926,650
NTL Communications Corp., Series B, 11.5%, 10/1/2008*	565,000	220,350
NTL, Inc., Series B, 11.5%, 2/1/2006	4,150,000	1,618,500
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	1,550,000	1,255,500
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	730,000	757,375
TeleWest Communications PLC: 11.0%, 10/1/2007	2,395,000	1,293,300
11.25%, 11/1/2008	1,250,000	681,250
Transwestern Publishing: Series F, 9.625%, 11/15/2007	1,340,000	1,408,675
Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	3,100,000	3,069,000
		22,367,936
Metals and Minerals 0.4%
MMI Products, Inc., 11.25%, 4/15/2007	1,350,000	1,366,875
Oregon Steel Mills, Inc., 11.0%, 6/15/2003	100,000	100,000
Republic Technologies International, 13.75%, 7/15/2009*	2,780,000	180,700
		1,647,575
Service Industries 2.3%
Allied Waste North America, Inc., Series B, 10.0%, 8/1/2009	630,000	647,325
Avis Group Holdings, Inc., 11.0%, 5/1/2009	2,210,000	2,453,100
Coinmach Laundry Corp., 9.0%, 2/1/2010	2,590,000	2,654,750
Herbst Gaming, Inc., 10.75%, 9/1/2008	120,000	127,650
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	1,925,000	1,905,750
La Petite Academy, Inc., 10.0%, 5/15/2008	2,430,000	1,749,600
Service Corp., International, 6.0%, 12/15/2005	435,000	390,956
		9,929,131
Technology 0.0%
Solectron Corp., 9.625%, 2/15/2009	100,000	101,000
Transportation 1.0%
Dana Corp., 10.125%, 3/15/2010	850,000	909,500
Petro Stopping Centers, 10.5%, 2/1/2007	3,700,000	3,515,000
		4,424,500
Utilities 0.7%
Calpine Corp., 8.5%, 5/1/2008	1,120,000	957,600
Flextronics International Ltd., 9.875%, 7/1/2010	600,000	648,000
Niagara Mohawk Power Corp., Series G, 7.75%, 10/1/2008	600,000	653,825
PSEG Energy Holdings, 10.0%, 10/1/2009	600,000	632,083
		2,891,508
Total Corporate Bonds (Cost $209,513,513)		175,186,388

Foreign Bonds - U.S.$ Denominated 22.6%
Diamond Cable Communications PLC, 10.75%, 2/15/2007	2,025,000	708,750
Dominican Republic, 9.5%, 9/27/2006	2,350,000	2,502,750
Euramax International PLC, 11.25%, 10/1/2006	3,695,000	3,639,575
Fage Dairy Industry SA, 9.0%, 2/1/2007	50,000	47,500
Federative Republic of Brazil: 11.0%, 8/17/2040	10,250,000	7,943,750
C Bond, 8.0%, 4/15/2014	10,466,985	8,170,738
Global Telesystems, Inc.: 11.5%, 12/15/2007*	2,345,000	8,794
10.875%, 6/15/2008*	800,000	3,000
Government of Jamaica, 11.625%, 1/15/2022	8,600,000	9,331,000
Grupo Iusacell, 14.25%, 12/1/2006	500,000	492,500
Innova S De R.L., 12.875%, 4/1/2007	100,000	92,750
Kappa Beheer BV, 10.625%, 7/15/2009	70,000	77,000
Korea Exchange Bank, Step-up Coupon, 13.75% to 6/30/2005, 5 year U.S. Treasury plus 11.325% to 6/30/2010	3,200,000	3,864,000
MetroNet Communications Corp.: Step-up Coupon, 0% to 11/1/2002, 10.75% to 11/1/2007	1,870,000	243,100
Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008	775,000	104,625
Philippine Long Distance Telephone, 11.375%, 5/15/2012	100,000	99,841
PTC International Finance, Step-up Coupon, 0% to 7/1/2002, 10.75% to 7/1/2007	6,670,000	6,670,000
PTC International Finance II, 11.25%, 12/1/2009	270,000	283,500
Republic of Bulgaria, Series PDI, Interest Arrears Bond, Floating Rate Bond, LIBOR plus .8125%, 6.5%, 7/28/2011	8,183,000	7,303,328
Republic of Colombia, 10.5%, 6/13/2006	3,900,000	4,173,000
Republic of Ecuador, Step-up Coupon, 5.0%, 8/15/2030	4,250,000	2,443,750
Republic of Peru, 9.125%, 2/21/2012	6,795,000	6,557,175
Republic of Philippines: 9.5%, 10/21/2024	1,250,000	1,343,750
10.625%, 3/16/2025	1,000,000	1,081,250
Republic of Turkey, 11.875%, 1/15/2030	3,000,000	3,120,000
Russian Federation: 8.25%, 3/31/2010	5,600,000	5,488,000
Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	3,750,000	2,592,188
Russian Ministry of Finance: 3.0%, 5/14/2006	8,500,000	6,842,500
3.0%, 5/14/2008	3,250,000	2,254,688
Stagecoach Holdings PLC, 8.625%, 11/15/2009	120,000	113,601
Star Choice Communications, Inc., 13.0%, 12/15/2005	875,000	927,500
Stone Container Corp., 11.5%, 8/15/2006	670,000	724,438
TeleWest Communications PLC, 9.625%, 10/1/2006	20,000	10,800
TFM SA de CV, 10.25%, 6/15/2007	2,310,000	2,182,950
United Mexican States, 11.5%, 5/15/2026	4,250,000	5,641,875
United Pan-Europe Communications, 10.875%, 11/1/2007	520,000	67,600
Versatel Telecom NV, 13.25%, 5/15/2008	930,000	251,100
Total Foreign Bonds - U.S.$ Denominated (Cost $95,941,863)		97,402,666
Foreign Bonds - Non U.S.$ Denominated 19.5%
Bundesrepublic of Deutschland, 6.0%, 1/4/2007 EUR	9,166,220	8,685,187
Federal Republic of Germany, 6.0%, 7/4/2007 EUR	25,748,662	24,466,969
Kingdom of Spain, 6.0%, 1/31/2008 EUR	26,000,000	24,614,476
Province of Ontario, 1.875%, 1/25/2010 JPY	875,000,000	7,234,998
Republic of Italy, 10.5%, 4/28/2014 EUR	9,200,000	18,882,544
Total Foreign Bonds - Non U.S.$ Denominated (Cost $104,113,329)		83,884,174

	Shares	Value ($)
Common Stocks 0.2%
AMF Bowling Worldwide, Inc.*	6,840	164,165
Call-Net Enterprises, Inc.*	11,796	31,849
Grove Investors, Inc.*	4,711	16,960
ICG Communications, Inc.*	4,026	48
MEDIQ, Inc.*	2,486	10,797
Metal Management, Inc.*	83,881	304,069
National Vision, Inc.*	152,506	152,506
Total Common Stocks (Cost $5,551,300)		680,394

Warrants 0.1%
American Banknote Corp.*	1,300	0
AMF Bowling Worldwide, Inc., Series A*	16,095	169,397
AMF Bowling Worldwide, Inc., Series B*	15,725	129,729
Capital Pacific Holdings*	4,345	435
DeCrane Aircraft Holdings, Inc.*	2,740	27
Econophone, Inc.*	1,425	14
Empire Gas Corp.*	2,208	2,208
Grove Investors, Inc.*	2,618	50,658
KMC Telecom Holdings, Inc.*	2,100	21
McLeodUSA, Inc.*	6,036	1,207
Ono Finance PLC*	550	69
Republic Technologies International*	2,780	28
Stage Stores, Inc.*	18,971	304,864
Waxman Industries, Inc.*	222,607	2,226
Total Warrants (Cost $3,182,442)		660,883

Preferred Stocks 0.6%
Dobson Communications Corp., PIK	1,319	1,015,784
Sinclair Capital	13,500	1,410,750
Total Preferred Stocks (Cost $2,641,400)		2,426,534

Convertible Preferred Stocks 0.0%
McLeodUSA, Inc.	2,724	14,437
World Access, Inc., "D"	933	45,712
Total Convertible Preferred Stocks (Cost $1,573,906)		60,149

	Principal Amount (d)	Value ($)
U.S. Treasury Obligations 7.3%
U.S. Treasury Bond: 5.375%, 2/15/2031	5,000,000	4,841,405
6.125%, 11/15/2027	25,500,000	26,767,044
Total U.S. Treasury Obligations (Cost $34,030,019)		31,608,449

Other Investments 5.5%
Riverside Loan Trust II, 3.679%, 7/16/2008 (c)	30,000,000	23,407,590

	Units	Value ($)
SpinCycle, Inc.*	105,025	256,634
SpinCycle, Inc.*	737	40
Total Other Investments (Cost $30,256,680)		23,664,264

	Shares	Value ($)
Cash Equivalents 3.6%
Scudder Cash Management QP Trust, 1.86% (b) (Cost $15,612,357)	15,612,357	15,612,357
Total Investment Portfolio - 100.0% (Cost $502,416,809) (a)		431,186,258

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $506,411,224. At April 30, 2002, net unrealized depreciation for all securities based on tax cost was $75,224,966. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,134,069 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $90,359,035.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) The Riverside Loan Trust II Portfolio is also managed by Deutsche Investment Management Americas Inc. The Riverside Trust II does not pay Deutsche Investment Management Americas Inc. a management fee for the Fund's investment in the Trust.
(d) Principal amount in U.S. dollars unless otherwise noted.
PIK denotes that interest or dividend is paid in kind.
Currency Abbreviation
EUR	Euro	JPY	Japanese Yen

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $502,416,809)	$ 431,186,258
Foreign currency, at value (cost $1,407,558)	1,407,655
Receivable for investments sold	1,620,037
Interest receivable	9,342,345
Receivable for Fund shares sold	888,206
Total assets	444,444,501
Liabilities
Payable for investments purchased	1,077,367
Payable for Fund shares redeemed	2,199,068
Unrealized depreciation on forward currency exchange contracts	2,187,920
Accrued management fee	197,894
Other accrued expenses and payables	296,590
Total liabilities	5,958,839
Net assets, at value	$ 438,485,662
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(491,183)
Net unrealized appreciation (depreciation) on: Investments	(71,230,551)
Foreign currency related transactions	(2,158,788)
Accumulated net realized gain (loss)	(140,169,866)
Paid-in capital	652,536,050
Net assets, at value	$ 438,485,662

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2002 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($324,976,944 / 73,787,275 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.40
Maximum offering price per share (100 / 95.5 of $4.40)	$ 4.61
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($96,089,986 / 21,840,361 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.40
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($17,418,732 / 3,930,850 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.43

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 145,518
Interest	19,601,088
Total Income	19,746,606
Expenses: Management fee	1,227,826
Administrative fee	627,598
Distribution service fees	946,255
Trustees' fees and expenses	15,625
Total expenses, before expense reductions	2,817,304
Expense reductions	(727)
Total expenses, after expense reductions	2,816,577
Net investment income (loss)	16,930,029
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(16,708,999)
Foreign currency related transactions	400,517
(16,308,482)
Net unrealized appreciation (depreciation) during the period on: Investments	26,049,903
Foreign currency related transactions	(982,281)
25,067,622
Net gain (loss) on investment transactions	8,759,140
Net increase (decrease) in net assets resulting from operations	$ 25,689,169

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2002 (Unaudited)	Year Ended October 31, 2001
Operations: Net investment income (loss)	$ 16,930,029	$ 40,118,897
Net realized gain (loss) on investment transactions	(16,308,482)	(25,038,472)
Net unrealized appreciation (depreciation) on investment transactions during the period	25,067,622	3,986,994
Net increase (decrease) in net assets resulting from operations	25,689,169	19,067,419
Distributions to shareholders from: Net investment income: Class A	(14,031,479)	(25,501,387)
Class B	(3,891,967)	(7,360,295)
Class C	(670,787)	(1,217,935)
Tax return of capital: Class A	-	(7,011,338)
Class B	-	(2,023,635)
Class C	-	(334,859)
Fund share transactions: Proceeds from shares sold	43,851,752	70,922,235
Reinvestment of distributions	11,900,612	27,736,155
Cost of shares redeemed	(62,983,005)	(132,469,397)
Net increase (decrease) in net assets from Fund share transactions	(7,230,641)	(33,811,007)
Increase (decrease) in net assets	(135,705)	(58,193,037)
Net assets at beginning of period	438,621,367	496,814,404
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $491,183 and $1,173,021, respectively)	$ 438,485,662	$ 438,621,367

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002[a,e]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 4.33	$ 4.57	$ 5.26	$ 5.60	$ 5.96	$ 5.99
Income (loss) from investment operations: Net investment income (loss)	.17[b]	.39[b]	.48[b]	.49[b]	.44[b]	.46
Net realized and unrealized gain (loss) on investment transactions	.09	(.20)	(.72)	(.35)	(.35)	.01
Total from investment operations	.26	.19	(.24)	.14	.09	.47
Less distributions from: Net investment income	(.19)	(.34)	(.34)	(.48)	(.45)	(.50)
Tax return of capital	-	(.09)	(.11)	-	-	-
Total distributions	(.19)	(.43)	(.45)	(.48)	(.45)	(.50)
Net asset value, end of period	$ 4.40	$ 4.33	$ 4.57	$ 5.26	$ 5.60	$ 5.96
Total Return (%)[c]	5.92**	4.47	(4.91)	2.43	1.28	8.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	325	322	359	492	550	549
Ratio of expenses before expense reductions (%)	1.11*	1.21[d]	1.10	1.11	1.04	1.03
Ratio of expenses after expense reductions (%)	1.11*	1.19[d]	1.09	1.10	1.04	1.03
Ratio of net investment income (loss) (%)	8.01*	8.78	9.55	8.80	7.36	7.68
Portfolio turnover rate (%)	54*	124	37	92	751	347
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.18% and 1.18%, respectively.
[e] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the six months ended April 30, 2002 was to decrease net investment income by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 8.47% to 8.01%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2002[a,e]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 4.33	$ 4.57	$ 5.26	$ 5.59	$ 5.96	$ 5.99
Income (loss) from investment operations: Net investment income (loss)	.16[b]	.35[b]	.43[b]	.43[b]	.38[b]	.40
Net realized and unrealized gain (loss) on investment transactions	.08	(.21)	(.72)	(.34)	(.36)	.01
Total from investment operations	.24	.14	(.29)	(.09)	.02	.41
Less distributions from: Net investment income	(.17)	(.30)	(.30)	(.42)	(.39)	(.44)
Tax return of capital	-	(.08)	(.10)	-	-	-
Total distributions	(.17)	(.38)	(.40)	(.42)	(.39)	(.44)
Net asset value, end of period	$ 4.40	$ 4.33	$ 4.57	$ 5.26	$ 5.59	$ 5.96
Total Return (%)[c]	5.73**	3.20	(5.85)	1.57	.12	7.13
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96	100	119	198	271	297
Ratio of expenses before expense reductions (%)	1.93*	2.22[d]	2.11	2.06	2.01	1.98
Ratio of expenses after expense reductions (%)	1.93*	2.22[d]	2.10	2.05	2.01	1.98
Ratio of net investment income (loss) (%)	7.19*	7.75	8.50	7.85	6.39	6.73
Portfolio turnover rate (%)	54*	124	37	92	751	347
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.19% and 2.19%, respectively.
[e] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the six months ended April 30, 2002 was to decrease net investment income by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 7.65% to 7.19%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2002[a,e]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 4.36	$ 4.60	$ 5.29	$ 5.62	$ 5.99	$ 6.01
Income (loss) from investment operations: Net investment income (loss)	.16[b]	.37[b]	.45[b]	.45[b]	.39[b]	.42
Net realized and unrealized gain (loss) on investment transactions	.09	(.21)	(.72)	(.34)	(.36)	.01
Total from investment operations	.25	.16	(.27)	.11	.03	.43
Less distributions from: Net investment income	(.18)	(.31)	(.32)	(.44)	(.40)	(.45)
Tax return of capital	-	(.09)	(.10)	-	-	-
Total distributions	(.18)	(.40)	(.42)	(.44)	(.40)	(.45)
Net asset value, end of period	$ 4.43	$ 4.36	$ 4.60	$ 5.29	$ 5.62	$ 5.99
Total Return (%)[c]	5.81**	3.55	(5.51)	1.78	.28	7.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	16	19	30	30	15
Ratio of expenses before expense reductions (%)	1.75*	1.87[d]	1.76	1.87	1.84	1.85
Ratio of expenses after expense reductions (%)	1.75*	1.84[d]	1.75	1.85	1.84	1.85
Ratio of net investment income (loss) (%)	7.37*	8.13	8.87	8.05	6.56	6.86
Portfolio turnover rate (%)	54*	124	37	92	751	347
[a] For the six months ended April 30, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.83% and 1.83%, respectively.
[e] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the six months ended April 30, 2002 was to decrease net investment income by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 7.83% to 7.37%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Strategic Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through April 30, 2002) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $120,148,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until October 31, 2002 ($46,845,000), October 31, 2003 ($5,575,000), October 31, 2006 ($2,523,000), October 31, 2007 ($18,866,000), October 31, 2008 ($25,665,000) and October 31, 2009 ($20,674,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $112,443,873 and $133,275,440, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.57% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375% and 0.200% of the average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended April 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 517,706	$ 92,555
Class B	183,639	31,742
Class C	16,429	2,962
	$ 717,774	$ 127,259

In addition, the Administrative Fee expense on the Statement of Operations includes ($90,176) changes in estimates of expenses.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2002
Class B	$ 367,111	$ 58,520
Class C	61,617	10,337
	$ 428,728	$ 68,857

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2002
Class A	$ 374,602	$ 67,374
Class B	122,389	23,387
Class C	20,536	3,873
	$ 517,527	$ 94,634

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2002 aggregated $17,321.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2002, the CDSC for Class B and C shares aggregated $97,945 and $638, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2002, SDI received $194.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2002, totaled $112,243 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $727 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Forward Foreign Currency Commitments

As of April 30, 2002, the Fund had entered into the following forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (U.S. $)
EUR	58,231,557	USD	50,894,381	5/13/02	(1,524,030)
GBP	13,300,000	USD	18,912,600	5/31/02	(431,719)
JPY	889,066,267	USD	6,684,709	5/7/02	(232,171)
					(2,187,920)

Currency Abbreviations
EUR	Euro	GBP	British Pounds
JPY	Japanese Yen	USD	U.S. Dollar

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,516,641	$ 28,337,344	10,041,695	$ 45,312,294
Class B	2,845,261	12,351,593	4,706,811	21,172,635
Class C	722,224	3,162,815	979,589	4,437,306
		$ 43,851,752		$ 70,922,235
Shares issued to shareholders in reinvestment of distributions
Class A	2,067,529	$ 8,937,546	4,595,730	$ 20,521,780
Class B	573,465	2,476,793	1,366,597	6,098,136
Class C	111,764	486,273	248,577	1,116,239
		$ 11,900,612		$ 27,736,155
Shares redeemed
Class A	(9,044,007)	$ (39,271,937)	(18,906,100)	$ (85,148,030)
Class B	(4,786,005)	(20,766,628)	(8,927,164)	(40,231,181)
Class C	(673,398)	(2,944,440)	(1,565,760)	(7,090,186)
		$ (62,983,005)		$ (132,469,397)
Net increase (decrease)
Class A	(459,837)	$ (1,997,047)	(4,268,675)	$ (19,313,956)
Class B	(1,367,279)	(5,938,242)	(2,853,756)	(12,960,410)
Class C	160,590	704,648	(337,594)	(1,536,641)
		$ (7,230,641)		$ (33,811,007)

H. Change In Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $3,208,745 reduction in cost of securities and a corresponding $3,208,745 increase in net unrealized depreciation, based on securities held by the Fund on November 1, 2001.

The effect of this change for the six months ended April 30, 2002 was to decrease net investment income by $991,660, increase unrealized depreciation by $562,186, and increase net realized gains (losses) by $429,474. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Strategic Income Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts 02110. At the meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
60,243,205	1,081,324	2,171,047

2. To approve a new sub-advisory agreement between the fund's investment manager and Deutsche Asset Management Investment Services Limited.

Affirmative	Against	Abstain
60,140,396	1,035,628	2,319,552

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes

Notes

Notes

Notes